UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2008

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CSX CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(904) 359-3200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors; Election of Directors

On September 16, 2008, and September 22, 2008, Timothy O’Toole and Christopher Hohn, respectively, consented to be elected to the board of directors of CSX Corporation.  Messrs. O’Toole’s and Hohn's consents rendered their respective elections to the board of directors by the board, and Dr. William C. Richardson's and Dr. Frank Royal's respective resignations from the board of directors, effective.

The committees of the board of directors on which Messrs. O’Toole and Hohn will serve has not been determined as of the date of this filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Ellen M. Fitzsimmons
	Name:	Ellen M. Fitzsimmons
	Title:	Senior Vice President - Law and Public Affairs, General Counsel and Corporate Secretary

Date: September 22, 2008